          THIS VERIFICATION AGENT AGREEMENT dated as of October 1, 2003 (as amended from time to time, this “Agreement”), between COLLEGE LOAN CORPORATION TRUST I, a Delaware statutory trust (the “Issuer”), COLLEGE LOAN CORPORATION, a California corporation (the “Issuer Administrator”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity but solely as Verification Agent (in such capacity, the “Verification Agent “).

W I T N E S S E T H :

          WHEREAS, the Issuer, Deutsche Bank Trust Company Americas, as indenture trustee (in such capacity, the “Indenture Trustee”) and College Loan Corporation, as issuer administrator (the “Issuer Administrator”) have entered into an Administration Agreement dated as of March 1, 2002 (the “Administration Agreement”) among such parties and Wilmington Trust Company, as Delaware Trustee (the “Delaware Trustee”), and Deutsche Bank Trust Company Americas, as Eligible Lender Trustee (the “Eligible Lender Trustee”), in connection with the issuance from time to time by the Issuer of its notes under an Amended and Restated Indenture of Trust, dated as of October 1, 2003 (as previously amended and supplemented, the “Base Indenture”) from the Issuer and the Eligible Lender Trustee to the Indenture Trustee (together with any Supplemental Indentures and any amendments thereto made in accordance with their respective terms, the “Indenture”); and

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

           Section 1. Duties of the Verification Agent. The Verification Agent agrees, from the date hereof, to perform such duties and only such duties set forth in Section 11.03 of the Base Indenture. In carrying out any of its obligations under this Agreement, the Verification Agent may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them and shall not be liable for the acts and omissions of such agents, attorneys, accountants, independent contractors and auditors appointed with due care.

          The Verification Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the property party or parties.

          It is hereby understood and agreed by the parties hereto that the Verification Agent shall rely solely on information provided to it by the Issuer Administrator in performing its duties as set forth in this Agreement and that the Verification Agent shall have no obligation to monitor the performance of the Issuer Administrator. The parties hereto further agree that the Verification Agent shall have no liability in connection with the performance of the Issuer Administrator under this Agreement or the Indenture.

           Section 2. Information Provided by Issuer. Five Business Days prior to each Monthly Calculation Date, the Issuer shall deliver to the Verification Agent the information necessary to enable the Verification Agent to perform it’s duties pursuant to Section 1 hereof.

           Section 3. Indemnification. In performing its duties hereunder, except as otherwise provided herein, the Verification Agent shall be entitled to the same indemnities, and held to the same standard of care, as is the Trustee under the Indenture.

           Section 4. Compensation. As compensation for the performance of the verification obligations described in Section 1 and as reimbursement for its expenses related thereto, the Verification Agent shall be entitled to the fees set forth in Schedule I. The payment of the foregoing fees shall be solely an obligation of the Issuer, payable out of the Trust Estate. The obligations of the Issuer under this Section 4 to compensate the Verification Agent shall survive the satisfaction and discharge of this Agreement or the earlier resignation or removal of the Verification Agent.

           Section 5. Additional Information to be Furnished. The Issuer Administrator, on behalf of the Issuer, shall promptly furnish to the Verification Agent such additional information regarding the Trust Estate as the Verification Agent shall reasonably request for purposes of performing its obligations hereunder.

           Section 6. Term of Agreement; Resignation and Removal of Verification Agent.

(a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

          (b)      Subject to Section 6(d) hereof, the Verification Agent may resign its duties hereunder by providing the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee and the Issuer Administrator with at least 60 days’ prior written notice.

(c) Subject to Section 6(d) hereof, the Issuer may remove the Verification Agent without cause by providing the Verification Agent with at least 60 days’ prior written notice.

          (d)      No resignation or removal of the Verification Agent pursuant to this Section shall be effective until (i) a successor Verification Agent shall have been appointed by the Issuer and (ii) such successor Verification Agent shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Verification Agent is bound hereunder; provided, however, that the Verification Agent may petition a court of competent jurisdiction to appoint a successor Verification Agent.

          (e)      The appointment of any successor Verification Agent shall be effective only if each Rating Agency shall have been given at least 10 days’ prior notice of such proposed appointment, and a Rating Agency Condition shall have been obtained with respect to such appointment.

           Section 7. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it; (b) each of the representations, undertakings and agreement herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer; (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

           Section 8. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

If to the Issuer, to:	College Loan Corporation Trust I c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration

With a copy to:	College Loan Corporation 16855 W. Bernardo Dr., Suite 270 San Diego, CA 92127 Attention: Cary Katz

If to the Issuer Administrator:	College Loan Corporation 16855 W. Bernardo Dr., Suite 270 San Diego, CA 92127 Attention: Cary Katz

If to the Verification Agent, to:	Deutsche Bank Trust Company Americas 60 Wall Street 26th Floor, NYC60-2612 New York, NY 10005-2858 Attention: Structured Financial Services – Corp. Trust

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

           Section 9. Amendments. This Agreement may be amended from time to time by the parties hereto so long as a Rating Agency Condition has been obtained with respect to such amendment. The Verification Agent shall not be required to enter any amendment which affects its own rights, duties or obligations hereunder.

           Section 10. Successors and Assigns. This Agreement may not be assigned by the Verification Agent unless such assignment is previously consented to in writing by the Issuer and the Indenture Trustee, unless each Rating Agency shall have been given 10 days’ prior notice of, and a Rating Agency Condition has been obtained with respect to, such assignment. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Verification Agent is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Verification Agent without the consent of the Issuer or the Indenture Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Verification Agent; provided that such successor organization executes and delivers to the Issuer an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of the assignment in the same manner as the Verification Agent is bound hereunder, and each Rating Agency shall have been given 10 days’ prior notice of, and a Rating Agency Condition shall have been obtained with respect to, such assignment. Subject to the foregoing, this Agreement shall bind any such permitted successors or assigns of the parties hereto.

           Section 11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           Section 12. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

           Section 13. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

           Section 14. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

COLLEGE LOAN CORPORATION TRUST I

By:   WILMINGTON TRUST COMPANY, not
        in its individual capacity but solely as
         Delaware Trustee

By /s/ Patricia A. Evans
Name Patricia A. Evans
Title Assistant Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Verification Agent

By /s/Louis Bodi
Name Louis Bodi
Title Vice President

COLLEGE LOAN CORPORATION
as Issuer Administrator

By /s/ John Falb
Name John Falb
Title Treasurer

SCHEDULE I

FEES

Verification Fees:

1. 2.	Acceptance Fee Monthly/Review Fee	$5,000.00 $625 per month